DERIVATIVE FINANCIAL INSTRUMENTS - Schedule of Derivative Financial Instruments Disclosed in the Balance Sheet (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Financial assets
Gross amount	$ 11.6	$ 32.9	$ 37.7
Offsetting amount	(0.7)	0.0	(0.1)
Net amount presented in the balance sheet	10.9	32.9	37.6
Financial liabilities
Gross amount	(1.2)	(2.3)	(0.9)
Offsetting amount	0.7	0.0	0.1
Net amount presented in the balance sheet	$ (0.5)	$ (2.3)	$ (0.8)